Exhibit 99.1

PROFIRE UNVEILS NEXT-GENERATION BURNER MANAGEMENT SYSTEM, DESIGNED FOR LONG-TERM STRATEGIC FLEXIBILITY

Company’s New 3100 System To Manage Larger, More Complex Industry Applications; Designed to Significantly Reduce Installation Time and Site-Customization Costs

LINDON, Utah, September 17, 2015 - Profire Energy, Inc. (Nasdaq:PFIE), a technology company, which creates, installs and services oilfield burner and chemical management solutions in the oil and gas industry, today unveiled a new burner-management product for operating, monitoring, and controlling complex, multi-faceted oilfield applications. Burner management systems are used throughout the industry to assist in the production and transportation of crude oil and natural gas.

The newly announced management system, the PF3100, is an advanced management system designed to work with any number of Profire-engineered modules, specific to different applications, thus allowing the system to expertly manage a wide variety of different applications and possibly environments in future years. The Company intends to make the system available for sale in the coming months for initial use in the oil and gas industry’s natural-draft market, with additional modules, possibly including forced-air modules, planned for the near-future. The Company has been field-testing systems with various customers throughout North America.

“We’ve built the PF3100 with continued Company growth in mind by using a totally new, module-based approach,” said Brenton Hatch, Profire Energy CEO. “This allows us to easily create a customized solution for a vast array of burner applications, while also granting the Company the flexibility to enhance the system’s capability for years to come. The brilliant design of the system provides a great foundation and platform for us to manage increasingly large and complex applications in the years to come.”

WHAT IS THE PF3100?

Comprised of an enclosure and one or more card(s), a Profire-engineered module works with a PF3100 system to perform a specified function. The PF3100’s modular approach affords customers a robust à la carte design experience, allowing end users to commission complex, custom applications in an off-the-shelf type fashion.

“Currently, oil and gas engineers are utilizing existing PLC (Programmable Logic Controller) or HMI (Human Machine Interface) technology to outfit complex oilfield and other industrial applications,” said Patrick Fisher, Profire’s R&D Manager. “Though capable of meeting heavy demands, these systems require a significant investment of resources. The PF3100 is designed to improve this technology resulting in a significant savings. It absorbs much of an application’s complexity, so the user doesn’t have to.”

WHAT ROLE WILL THE PF3100 PLAY?

“The new PF3100 system could, in future months and years, allow us to tackle new applications, drafts, and potentially even industries,” said Hatch. “Upon launch, the PF3100 will capably serve natural-draft operators with more complex burner-management needs, such as multi-pilot or multi-burner environments, while our flagship PF2100 will continue to serve most capably in managing single-burner environments.”

 “The PF3100 is much more than just additional system-features. It’s about enhancing our long-term strategic flexibility—which comes from the PF3100’s intelligent and scalable design. With that flexibility, we can look down the road at opportunities that have historically been closed to us, and more pragmatically approach them with a capable, advanced management platform,” said Nate McBride, Profire Energy’s VP Strategy and Finance. “With the modular design, the PF3100 may eventually serve a wide variety of industries and markets, such as agriculture, pulp and paper, industrial dryers, and commercial boilers, among others.”

WHAT CAN BE EXPECTED?

“We’re now able to leverage a unique approach in offering our customers complete solutions for both their combustion and other management needs,” said Fisher. “By providing 10 natural-draft oil and gas modules available at launch, with others planned for the near future, the PF3100 can grow with customers when new concerns, applications, or anticipated growth comes along. These modules can be combined as needed, truly giving the customer complete control over a vast majority of their automation and production equipment.”

The PF3100 effectively allows for custom solutions to be designed and implemented in a number of days, as opposed to weeks or months, and installation can be completed in as little as a few hours. With its smart technology, operational procedures are streamlined resulting in significant savings of time and manpower.

Profire Energy plans to begin shipping the PF3100 by early 2016.

Profire continues to be a debt-free Company. To learn more about Profire and the new PF3100 system, visit 3100.profireenergy.com.

About Profire Energy, Inc.

Profire Energy assists energy production companies in the safe and efficient production and transportation of oil and natural gas. As energy companies seek greater safety for their employees, compliance with more stringent regulatory standards, and enhanced margins with their energy production processes, Profire Energy’s burner management and chemical injection systems are increasingly becoming part of their solution. Profire Energy has offices in Lindon, Utah; Houston, Texas; Victoria, Texas; Oklahoma City, Oklahoma; Tioga, Pennsylvania; Greeley, Colorado and Edmonton, Alberta, Canada.

Cautionary Note Regarding Forward-Looking Statements. Statements made in this release that are not historical are forward-looking statements. This release contains forward-looking statements, including, but not limited to statements regarding the PF3100 significantly reducing installation time and site-customization costs; the PF3100 expertly managing a wide variety of different applications and possibly environments in future years; the PF3100 available for sale in the coming months; additional modules, possibly forced-air modules, planned for the near future; the PF3100 granting the Company flexibility to enhance the system’s capability for years to come; the PF3100 managing increasingly large and complex applications in the years to come; the PF3100 allowing end users to commission complex, custom applications in an off-the-shelf type fashion; the PF3100 being designed to improve PLC or HMIs resulting in significant savings; the PF3100 absorbing much of an application’s complexity; the PF3100 enhancing the company’s long-term strategic flexibility which can help Profire look down the road at opportunities that have historically been closed to the company; the PF3100 eventually serving a wide variety of industries and markets including agriculture, pulp and paper, industrial dryers, and commercial boilers; providing 10 natural-draft oil and gas modules available at launch, with others planned for the near future; the PF3100 growing with customers when new concerns, applications, or anticipated growth comes along; the modules giving customer complete control over a vast majority of their automation and production equipment; the PF3100 allowing custom solutions to be designed and implemented in a number of days, as opposed to weeks or months or installation completed in as little as a few hours; the PF3100 to begin shipping by early 2016 . All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business, public market and regulatory risks and factors identified in the company’s periodic reports filed with the Securities Exchange Commission. All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers should not place undue reliance on these forward-looking statements.

Contact:
Profire Energy, Inc.
Nathan McBride, VP of Strategy & Finance
(801) 796-5127

Profire Energy, Inc.
Tanner Lamb, Investor Relations Manager
(801) 796-5127